EXHIBIT 10.46



                                   AGREEMENT


         This AGREEMENT ("Agreement") is made and entered into as of this 17th day of June, 1997 by and among EMPIRE OF CAROLINA, INC., a Delaware corporation ("Empire"), and WPG CORPORATE DEVELOPMENT ASSOCIATES IV, L.P. ("CDA IV"), WPG CORPORATE DEVELOPMENT ASSOCIATES IV (OVERSEAS), LTD. ("CDA IV Overseas"), WEISS, PECK & GREER, as trustee under Craig Whiting IRA, Peter B. Pfister, WEISS, PECK & GREER, as Trustee under Nora Kerppola IRA, WESTPOOL INVESTMENT TRUST PLC, EUGENE M. MATALENE, JR., RICHARD HOCHMAN and GLENBROOK PARTNERS, L.P. (each a "Releasor" and, collectively, the "Releasors").

                                    RECITALS

         A. Empire and the Releasors are parties to a Debenture Purchase Agreement dated December 22, 1994 ("Debenture Purchase Agreement") and a Registration Rights Agreement dated December 22, 1994 ("Registration Rights Agreement"). The Debenture Purchase Agreement and the Registration Rights Agreement are sometimes collectively referred to herein as the "WPG Agreements."

         B. Pursuant to the WPG Agreements, Releasors are entitled, among other things, to certain payments and registration rights.

         C. Releasors desire to release Empire of its obligations and liabilities under the WPG Agreements and to exchange their currently outstanding 9% convertible debentures in return for non-voting Class C Series Preferred Stock of Empire in the event that Empire issues at least $11 million of Series A Preferred Stock (the "Issuance") as contemplated by that certain Securities Purchase Agreement, dated as of May 5, 1997, by and between HPA Associates, LLC, EMP Associates LLC and Empire (the "Securities Purchase Agreement").

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Upon the closing of the Issuance, Empire shall immediately deliver to Releasors a certificate representing $15 million of newly issued, Class C Series Preferred Stock of Empire pursuant to the form of Certificate of Designation attached hereto as Exhibit 1 ("Class C Series Preferred Stock");

         2. Upon receipt of, and in exchange for, the Class C Preferred Stock set forth in paragraph 1 herein:

                   a) Releasors will deliver to the Company all of the convertible debentures issued pursuant to the Debenture Purchase Agreement;

                   b) Releasors, for themselves and on behalf of their agents, representatives, attorneys, successors or assigns (collectively, "WPG Releasors"), hereby fully and forever release and discharge Empire and each and every one of its successors, predecessors and assigns, as well as each and every one of their past and present directors, officers, agents, employees, attorneys, partners, trustees, divisions, subsidiaries, and their successors, predecessors, heirs and assigns from all manner of actions, causes, causes of action, complaints, suits, litigation, debts, liens, sums of money, accounts, reckonings, bills, contracts, agreements, promises, liabilities, damages, losses, costs, judgments, attorneys' fees, claims and demands, whatsoever, in law or in equity, whether known or unknown, which Releasors now have, had or may hereafter have arising out of, resulting from, relating to or based upon facts, circumstances or events occurring in connection with the WPG Agreements (except as set forth in Section 2(c) below) or any of the transactions or other matters expressly provided for therein or expressly contemplated thereby; including, but not limited to:

                            (i) any and all payments to Releasors due pursuant to Section 2.5 of the Debenture Purchase Agreement or the convertible debentures issued pursuant to the Debenture Purchase Agreement;

                            (ii) any and all approval rights of Releasors pursuant to Section 5.2 or
                                            5.4 of the Debenture Purchase
                                            Agreement;

                            (iii) any and all demand and "piggyback" registration rights granted pursuant to Section 1 of the Registration Rights Agreement;

                            (iv)            any and all rights to limit
                                            registration rights or subsequent
                                            registration rights granted pursuant
                                            to Section 1 or 2 of the
                                            Registration Rights Agreement; and

                            (v) any and all notice rights under the WPG Agreements; and

                   c) Notwithstanding anything to the contrary set forth herein, the indemnification provisions set forth in
                            Section 9.5.2 of the Debenture Purchase Agreement shall survive and shall not be released by the provisions of this Agreement except that the provisions of such Section 9.5.2 shall not apply or be applicable to any and all losses, claims, damages, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel) that arise (i) out of the transactions set forth in this Agreement or (ii) are contemplated by the Securities Purchase Agreement.

         3. Empire, for itself and on behalf of its agents, representatives, attorneys, successors or assigns (collectively, "Empire Releasors"), hereby fully and forever releases and discharges the Releasors and each and every one of its successors, predecessors and assigns, as well as each and every one of their past and present directors, officers, partners, trustees, agents, employees, attorneys, divisions, subsidiaries, and their successors, predecessors, heirs and assigns from all manner of actions, causes, causes of action, complaints, suits, litigation, debts, liens, sums of money, accounts, reckonings, bills, contracts, agreements, promises, liabilities, damages, losses, costs, judgments, attorneys' fees, claims and demands, whatsoever, in law or in equity, whether known or unknown, which Releasors now have, had or may hereafter have arising out of, resulting from, relating to or based upon facts, circumstances or events occurring in connection with the WPG Agreements or any of the transactions or other matters expressly provided for therein or expressly contemplated thereby.

         4. The Company represents and warrants to the Releasors, after giving effect to the transactions contemplated by this Agreement, each share of Class C Series Preferred Stock will be duly authorized and validly issued fully paid and nonassessable, and free and clear of any security interest, lien, pledge, or adverse claim imposed by the Company.

         5. This Agreement contains the entire agreement and understanding concerning the subject matters hereof between the parties, and supersedes and replaces all prior negotiations, proposed agreements and agreements, whether written or oral, between the parties hereto with respect to the subject matter hereof.

         6. No change, amendment, alteration, modification, waiver or termination of this Agreement, or any part thereof, shall be valid unless set forth in writing and signed by or on behalf of all parties hereto.

         7. This Agreement shall inure to the benefit of and be binding upon Empire's and Releasors' respective successors and assigns.

         8. From time to time, at the request of either of the parties to this Agreement, without further consideration and within a reasonable period of time after request hereunder is made, the other party hereby agrees to execute and deliver any and all further documents and instruments and to do all other acts that any of the parties to this Agreement may reasonably request which may be necessary or appropriate to fully implement the provisions of this Agreement.

         9. This Agreement may be executed in one or more counterparts, all of which, when taken together, shall constitute one original Agreement.

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement as of the date first above written.


WPG CORPORATE DEVELOPMENT                EMPIRE OF CAROLINA, INC.
ASSOCIATES IV, L.P.

By: WPG PRIVATE EQUITY PARTNERS,
    L.P., its sole General Partner       By: /s/ Lawrence Geller
                                             -----------------------------------


By: /s/ Steven Hutchinson                By: Lawrence Geller
    -----------------------------            -----------------------------------
    Its:                                     Its: Vice President-General Counsel
        -------------------------                 ------------------------------



WEISS, PECK & GREER, as Trustee under    WPG CORPORATE DEVELOPMENT
Craig Whiting IRA                        ASSOCIATES IV (OVERSEAS), LTD.

                                         WPG CDA IV (OVERSEAS) LTD.,
By: /s/ Robert Rodriguez                 GENERAL PARTNER
    -----------------------------
    Its:
        -------------------------

                                         By: /s/ illegible
                                             -----------------------------------
                                             Its: Director
                                                  ------------------------------


WEISS, PECK & GREER, as Trustee under    WESTPOOL INVESTMENT TRUST PLC
Nora Kerppola IRA


                                         By: /s/ Robert Rayne
                                             -----------------------------------
By: /s/ Robert Rodriguez                     Its: Investment Director
    -----------------------------                 ------------------------------
    Its:
        -------------------------



GLENBROOK PARTNERS, L.P.
                                             /s/ Peter B. Pfister
                                             -----------------------------------
                                                 Peter B. Pfister
By: /s/ Pico Sagan
    -----------------------------
    Its: Executive Vice President            /s/ Eugene M. Matalene, Jr.
         ------------------------            -----------------------------------
                                                 Eugene M. Matalene, Jr.


                                             /s/ Richard H. Hochman
                                             -----------------------------------
                                                 Richard Hochman